UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2008

ROYAL FINANCIAL, INC.
(Exact name of Registrant as specified in its charter)

____________________________

Delaware	000-51123	20-1636029
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
9226 South Commercial Avenue Chicago, IL		60617 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (773) 768-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Attached to this Current Report on Form 8-K is a copy of the letter from the Company’s Chairman of the Board, James A. Fitch, Jr., to the stockholders of Royal Financial, Inc. (the “Company”) that was included in the Company’s 2008 Annual Report to Stockholders, which was mailed along with a copy of the Company’s proxy statement for its 2008 Annual Meeting to the Company’s stockholders on or about October 1, 2008.  A copy of the letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.    Financial Statements and Exhibits.

          (d)  Exhibits.

          Exhibit    Description

            99.1   Chairman’s Letter to Stockholders dated September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL FINANCIAL, INC. (Registrant)

Date: October 1, 2008	By:	/s/Leonard Szwajkowski
Name: Leonard Szwajkowski
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
99.1	Chairman’s Letter to Stockholders dated September 29, 2008.